LOCK-UP/LEAK-OUT AGREEMENT

THIS LOCK-UP/LEAK-OUT AGREEMENT (the “Agreement”) is made and entered into between Joshua Gold Resources Inc., a Nevada corporation (the “Company”), and the undersigned persons or entities listed on the Counterpart Signature Page hereof (each a “Shareholder” and collectively the “Shareholders”), effective as of the earlier of the date indicated on the Counterpart Signature Page or the delivery of this duly executed Agreement to the Company, in the event no date is indicated (the “Effective Date”).  For all purposes of this Agreement, “Shareholder” includes any “affiliate,” controlling person of Shareholder, agent, representative or other person with whom Shareholder is or may be deemed to be acting in concert with in connection with any sale or disposition of any shares of the $0.0001 par value common stock (the “Common Stock”) of the Company.

RECITALS:

WHEREAS, Network 1 Financial Securities (“Network 1”), a broker-dealer registered with the United States Securities and Exchange Commission (the “SEC”), has submitted a Form 211 application (the “Form 211 Application”) on behalf of the Company to the Financial Industry Regulatory Authority (“FINRA”) for quotations of the Company’s Common Stock in the over-the-counter securities market; and

WHEREAS, the Company and each of the undersigned Shareholders wish to enter into, execute and deliver this Agreement, for the purpose of assisting in the creation of an orderly trading market in the Company’s Common Stock in the event the Form 211 Application is ultimately approved by FINRA, and a publicly-traded market in the Company Common Stock occurs; and

WHEREAS, the Shareholders agree that the Common Stock described and set forth in the “Lock-Up/Leak-Out Agreement Table” on Exhibit A hereof (the “LULO Table”), and which shares are a portion of those shares listed in the Prospectus of the Company filed with the SEC on November 20, 2018, and as may be hereafter amended or supplemented (the “Prospectus”), under the heading “Selling Stockholders” commencing on page 11 thereof, and respectively owned by the Shareholders named in the LULO Table and who have executed and delivered this Agreement, shall be subject to the restrictions and resale limitations regarding such shares of Common Stock as contained herein, without limitation;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1.

12 Month Lock-Up of the Restricted Shares.  Except as otherwise provided in Paragraph 4 hereof, all restricted shares (the “Restricted Shares”) of the Shareholders listed in the LULO Table shall be restricted from sale or other disposition for a period of 12 months from the date of approval of the Form 211 Application regarding the Company Common Stock (the “Form 211 Application Approval Date”) (the period commencing on the date hereof and expiring 12 months from the Form 211 Application Approval Date being defined herein as the “Restricted Shares Lock-Up Period”).

2.

90 Day Lock-Up of Registered Shares.  Except as otherwise provided in Paragraph 4 hereof, all registered shares (the “Registered Shares”) of the Shareholders listed in the LULO Table shall be restricted from sale or other disposition for a period of 90 days from the date of approval of the Form 211 Application regarding the Company Common Stock (the period commencing on the date hereof and expiring 90 days from the Form 211 Application Approval Date being defined herein as the “Registered Shares Lock-Up Period”).

3.

Nine Month Leak-Out of Registered Shares.  Subject to compliance with all of the applicable SEC General Rules and Regulations, including, but not limited to an effective S-1 Registration Statement being filed with the SEC in the SEC Edgar System under the Securities Act of 1933, as amended (the “Securities Act”), which is accompanied by a “current” resale Prospectus (the “Resale Prospectus”) that includes the Registered Shares covered hereby that may be sought to be publicly sold by a Shareholder through a registered broker-dealer hereunder (respectively, a “Registration Statement” and a “Shareholder Broker”), and except as otherwise expressly provided herein, the Shareholder shall sell the Registered Shares only subject to the following conditions, commencing on the expiration of the Registered Shares Lock-Up Period, and expiring on the one-year anniversary date of the Form 211 Application Approval (the “Registered Shares Leak-Out Period”):

3.1

The Shareholder shall be allowed to sell in one (1) week, no more than the greater of (i) five percent (5%) of the total shares of the Company publicly traded on any nationally recognized medium of a stature no less than the Pink OTC Markets Group, Inc. (the “OTC Pink”) over the previous ten (10) trading days, or (ii) one percent (1%) of the total number of Registered Shares that are registered for resale in the Prospectus (i.e., 0.01 x 62,912,797 Registered Shares = 629,913 Registered Shares) divided by thirteen (13) weeks (i.e., 629,913 Registered Shares / 13 = 48,394 Registered Shares), on a non-cumulative basis, meaning that if the amount of shares allowed to be sold under this subparagraph is not sold in any specific week, that the unsold amount cannot be cumulated and sold in any subsequent week or weeks with the sale of other shares that are allowed to be sold in a specific week (the “Leak-Out Sale Amount”), and that all such sales shall be made at the “ask” price and not the “bid” price.

3.2

During the Registered Shares Leak-Out Period, all Registered Shares shall be sold by the Shareholder in “broker’s transactions” and in compliance with the “manner of sale” requirements as those terms are defined in Rule 144 of the SEC, meaning that the Shareholder will pay only the usual and customary brokerage commission or discount in connection with any such sale and will not solicit or arrange for the solicitation of orders to buy any of the Shareholders’ Registered Shares in order to ensure that all such sales are made in “routine trading transactions.”

3.3

During the Registered Shares Leak-Out Period, the Shareholder will not engage in an investment strategy based upon selling the Registered Shares or any other shares of the Company “short” while any of the Registered Shares remain unsold.

4.

Notwithstanding the Restricted Shares Lock-Up Period, the Registered Shares Lock-Up Period or the Registered Shares Leak-Out Period, this Agreement shall not prohibit the following transfers of Restricted Shares or Registered Shares so long as the Restricted Shares Lock-Up Period, Registered Shares Lock-Up Period or the Registered Shares Leak-Out Period, as may be applicable, remain on the shares transferred for: (i) dispositions by gift or by will or applicable laws of descent and distribution or otherwise to a Shareholder’s parents, siblings, spouse, children or grandchildren; (ii) a trust for the benefit of the Shareholder’s parents, siblings, spouse, children or grandchildren; (iii) a partnership, the general partner of which is the Shareholder or the Shareholder’s parents, siblings, spouse, children or grandchildren, or a corporation or limited liability company, a majority of whose outstanding equity interests are owned of record or beneficially by the Shareholder or any of the foregoing; (iv) to an affiliate of the Company; and (v) or in a tender offer to acquire a controlling interest in the Company; provided, however, any sales of Registered Shares by any such transferee shall be subject to “aggregation” with all sales by the transferring Shareholder so that the total sales of Registered Shares by the Shareholder and any transferee shall not exceed the Leak-Out Sale Amount.

5.

Except as otherwise provided in this Agreement and any other applicable agreements between the parties or otherwise, the Shareholder shall be entitled to the beneficial rights of ownership of the Common Stock covered hereby, including the right to vote such Common Stock for any and all purposes.

6.

The number of shares of Common Stock included in any allotment that can be sold by the Shareholder hereunder shall be appropriately adjusted should the Company declare and effect a dividend or distribution, undergo a forward split or a reverse split or otherwise reclassify its shares of Common Stock.

7.

This Agreement may be executed in any number of counterparts with the same force and effect as if all parties had executed the same document.

8.

All notices, instructions or other communications required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by certified mail, return receipt requested, overnight delivery or hand-delivered to all parties to this Agreement, to the Company, at 35 Perry Street, Woodstock, Ontario Canada N4S 3C4 (or the current address of the Company in the SEC Archives as listed in its most recently filed report or registration statement respectively filed under the Securities Exchange Act of 1934, as amended [the “Exchange Act”] or the Securities Act), and to the Shareholder or the Shareholder

Broker, at the addresses in the Counterpart Signature Page.  All notices shall be deemed to be given on the same day if delivered by hand or on the following business day if sent by overnight delivery or the second business day following the date of mailing.

9.

The resale restrictions on the Common Stock set forth in this Agreement shall be in addition to all other restrictions on transfer imposed by applicable United States and state securities laws, rules and regulations.

10.

The Company or the Shareholder who fails to fully adhere to the terms and conditions of this Agreement shall be liable to every other party to this Agreement for any damages suffered by any party by reason of any such breach of the terms and conditions hereof.  The Shareholder agrees that in the event of a breach of any of the terms and conditions of this Agreement by the Shareholder, that in addition to all other remedies that may be available in law or in equity to the non-defaulting parties, a preliminary and permanent injunction, without bond or surety, and an order of a court requiring such Shareholder to cease and desist from violating the terms and conditions of this Agreement and specifically requiring the Shareholder to perform his/her/its obligations hereunder is fair and reasonable by reason of the inability of the parties to this Agreement to presently determine the type, extent or amount of damages that the Company or any non-defaulting Shareholder may suffer as a result of any breach of the terms and provisions of this Agreement or the continuation thereof.

11.

This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, and may not be amended except by a written instrument executed by the parties hereto and approved by a majority of the members of the Board of Directors of the Company.

12.

This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts entered into and to be performed wholly within said State; and the Company and the Shareholder agree that any action based upon this Agreement may be brought in the United States federal and state courts situated in Nevada only, and that each shall submit to the jurisdiction of such courts for all purposes hereunder.

13.

In the event of default hereunder, the non-defaulting parties shall be entitled to recover reasonable attorney’s fees incurred in the enforcement of this Agreement.

14.

This Agreement shall be binding upon any successors or assigns of the Common Stock, without qualification.

15.

The Shareholder agrees to provide the Company with all reasonable documentation, on the Company’s request, to verify compliance with the provisions of this Agreement and authorizes his/her/its broker to provide such documentation upon request.

16.

The Shareholder will act for his/her/its own account in the resale of all Common Stock under the terms of this Agreement and will not act in concert with any other person in connection therewith.

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the respective dates indicated below.

Joshua Gold Resources Inc.

Date: _______________.

By:  ___________________________

       Benedetto Fuschino, President and CEO

LOCK-UP/LEAK-OUT AGREEMENT

COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Lock-Up/Leak-Out Agreement (the “Agreement”) effective as of the earlier of the signature date hereof or delivery of this Agreement (the Effective Date”), among Joshua Gold Resources Inc., a Nevada corporation (the “Company”); and the undersigned Shareholder, by which the Shareholder, through execution and delivery of this Counterpart Signature Page, intends to be legally bound by the terms of the Agreement, as a Shareholder, of the number of Registered Shares and the number of Restricted Shares of the Company set forth opposite his/her/its the name in Exhibit A of the Agreement.

SHAREHOLDER:

______________________________________________

(Print Name)

______________________________________________

(Street Address)

______________________________________________

(City and State or Province and Country)

  (Postal Zip)

Date: _____________.

______________________________________________

(Signature)

       (Representative Capacity, if an Entity)

                 BROKER ACKNOWLEDGEMENT:

______________________________________________

(Print Name)

______________________________________________

(Street Address)

______________________________________________

(City and State or Province and Country)        (Postal Zip)

______________________________________________

(Stock Certificate No. and Number of Shares)

Date: _____________.

______________________________________________

(Signature)

                           (Representative Capacity)